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                                                                   EXHIBIT 10.3
                                 PROMISSORY NOTE

$98,660,000.00                                               New York, New York
                                                                December 3, 2004

      FOR VALUE RECEIVED, CAPE PLACE (DE), LLC, CLAYTON PLACE (DE), LLC, CLEMSON PLACE (DE), LLC, JACKSONVILLE PLACE (DE), LLC, MACON PLACE (DE), LLC, MARTIN PLACE (DE), LLC, MURRAY PLACE (DE), LLC, RIVER PLACE (DE), LLC, and TROY PLACE
(DE), LLC, each a Delaware limited liability company, each having its principal place of business at c/o Place Properties, L.P., Two Live Oak-Suite 1400, 3445 Peachtree Road NE, Atlanta, Georgia 30326 ( collectively, the "BORROWER"), as maker, hereby unconditionally promises to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as lender, having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of NINETY-EIGHT MILLION SIX HUNDRED SIXTY THOUSAND AND NO/100s DOLLARS ($98,660,000.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan and Security Agreement dated the date hereof between Borrower and Lender (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                            ARTICLE 1: PAYMENT TERMS

      Borrower agrees to pay the principal sum of this Promissory Note (this "Note") and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in ARTICLE II of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                       ARTICLE 2: DEFAULT AND ACCELERATION

      The Indebtedness and all other Obligations shall without notice become immediately due and payable at the option of Lender (except as otherwise set forth in ARTICLE VIII of the Loan Agreement or the other Loan Documents) if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                           ARTICLE 3: LOAN DOCUMENTS

      This Note is being executed and delivered pursuant to the Loan Agreement and is secured by, among other things, those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filings, each dated as of the date hereof (collectively, the "INSTRUMENT") executed by Borrower, encumbering each Borrower's fee simple interest in and to certain real properties and improvements, as more

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particularly described therein (collectively, the "PROPERTY"), those certain
Assignments of Leases and Rents, each dated as of the date hereof (collectively, the "ASSIGNMENT OF LEASES"), executed by each Borrower and all other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Instrument, the Assignment of Leases and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the Instrument, the Assignment of Leases or the other Loan Documents, the terms and provisions of the Loan Agreement shall govern.

                            ARTICLE 4: SAVINGS CLAUSE

      Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall promptly be returned to Borrower.

                            ARTICLE 5: NO ORAL CHANGE

      This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                               ARTICLE 6: WAIVERS

      Borrower and all others who may become liable for the payment of all or any part of the Loan do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and nonpayment and all other notices of any kind. No release of any security for the Loan or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Instrument, the Assignment of Leases or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Loan under this Note, the Loan Agreement, the Instrument, the Assignment of Leases or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement, the Instrument, the Assignment of Leases or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term

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"Borrower," as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower," as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement or any other Loan Document.)

                               ARTICLE 7: TRANSFER

      Upon the transfer of this Note, Lender may deliver all the collateral granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights and obligations herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights and obligations hereby given to it with respect to any liabilities and the collateral not so transferred.

                             ARTICLE 8: EXCULPATION

      The provisions of ARTICLE XII of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                            ARTICLE 9: GOVERNING LAW

      (A) THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      (B) EACH OF BORROWER AND LENDER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR WITHIN THE COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE

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JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON
CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE NOTE, SUCH OTHER LOAN DOCUMENTS OR SUCH OBLIGATION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

                               ARTICLE 10: NOTICES

      All notices or other written communications hereunder shall be delivered in accordance with SECTION 13.5 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

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      IN WITNESS WHEREOF,'this Note has been executed as of the date first above written.

                          BORROWER:

                          CAPE PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ------------------------------
                          Name: Cecil M. Phillips
                          Title: President

                          CLAYTON PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ------------------------------
                          Name: Cecil M. Phillips
                          Title: President

                          CLEMSON PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ------------------------------
                          Name: Cecil M. Phillips
                          Title: President

                          JACKSONVILLE PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ------------------------------
                          Name: Cecil M. Phillips
                          Title: President

                          MACON PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ------------------------------
                          Name: Cecil M. Phillips
                          Title: President

                          [ADDITIONAL SIGNATURE PAGE FOLLOWS]

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                          MARTIN PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ---------------------------
                          Name: Cecil M. Phillips
                          Title: President

                          MURRAY PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ---------------------------
                          Name: Cecil M. Phillips
                          Title: President

                          RIVER PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ---------------------------
                          Name: Cecil M. Phillips
                          Title: President

                          TROY PLACE (DE), LLC,
                          a Delaware limited liability company

                          By: /s/ Cecil M. Phillips
                             ---------------------------
                          Name: Cecil M. Phillips
                          Title: President